 EXHIBIT 10.18

EXECUTION VERSION

AMENDMENT TO STOCK PURCHASE AGREEMENT

AMENDMENT, effective as of July 1, 2023 (this “Amendment”), to the Stock Purchase Agreement, dated as of April 18, 2023, (the “Stock Purchase Agreement”), by and among Benjamin Liu, James Sun, and the Vemanti Group, Inc., a Nevada corporation (each a “Party”, and collectively, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

WHEREAS, the Parties desire to amend the Stock Purchase Agreement as set forth below in accordance with Section 8.10 thereof.

NOW, THEREFORE, in consideration of the foregoing, and the mutual promises herein made, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

1. Amendment. The Stock Purchase Agreement is hereby amended as follows:

a. Section 7.01(c) is hereby amended to delete the date of “June 30, 2023” and replace it with “July 31, 2023.”

2. Entire Agreement. This Amendment and the Stock Purchase Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the Parties and thereto with respect to the subject matter hereof and thereof.

3. No Other Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Stock Purchase Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. All references to “Agreement” in the Stock Purchase Agreement shall be deemed to refer to the Stock Purchase Agreement as amended by this Amendment.

4. Miscellaneous. The provisions of Article VIII (General Provisions) of the Stock Purchase Agreement are incorporated herein by reference and shall apply to the terms and provisions of this Amendment mutatis mutandis.

[Signature Page Follows]

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written.

The Purchaser:
VEMANTI GROUP, INC.

	By:	/s/ Tan Tran
	Name:	Tan Tran
	Title:	Chief Executive Officer

The Sellers:

	By:	/s/ Benjamin Liu
	Name:	Benjamin Liu

	By:	/s/ James Sun
	Name:	James Sun

[Signature Page to Amendment to Stock Purchase Agreement]

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